UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 14, 2005

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer identification No.)

702 N. Franklin Street, Tampa, Florida 33602

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (813) 228-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01: Other Events

TECO Energy, Inc. has announced the final settlement rate for its remaining outstanding 7,208,927 equity security units (units) (NYSE: TE-PRU) that were not tendered in the early settlement offer completed in August 2004 (see press release dated January 14, 2005, attached as Exhibit 99.1 to this Current Report).

Section 9 – Financial Statements and Exhibits

Item 9.01: Financial Statements and Exhibits

(c)	Exhibits

	99.1	Press release dated January 14, 2005, announcing TECO Energy, Inc.’s final settlement rate for its remaining outstanding 7,208,927 equity security units (units) (NYSE: TE-PRU) that were not tendered in the early settlement offer completed in August 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2005	TECO ENERGY, INC.
(Registrant)

/s/ G. L. GILLETTE
G. L. GILLETTE
Executive Vice President
and Chief Financial Officer (Principal Financial Officer)

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Exhibit Index

Exhibit No.	Description of Exhibits
99.1	Press release dated January 14, 2005, announcing TECO Energy, Inc.’s final settlement rate for its remaining outstanding 7,208,927 equity security units (units) (NYSE: TE-PRU) that were not tendered in the early settlement offer completed in August 2004.

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